UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. ___)

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ERF Wireless, Inc.

(Name of Registrant As Specified In Its Charter)

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ERF Wireless, Inc.

2911 South Shore Boulevard, Suite 100

League City, TX 77573

Telephone: (281) 538-2101

NOTICE OF ACTION BY WRITTEN CONSENT OF THE SHAREHOLDERS

October [__], 2013

To Shareholders of ERF Wireless, Inc.:

This Information Statement is furnished by the Board of Directors of ERF Wireless, Inc., a Nevada corporation (the “Company”, “we”, “us”, or “our”), to holders of record at the close of business on September 24, 2013 (the “Record Date”) of the Company’s issued and outstanding voting capital stock pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. The Company's Board of Directors and shareholders with a majority of the Company's voting power as of the Record Date have approved the following actions by written consent:

(1)	An amendment to the Company’s current articles of incorporation to effect one or a series of forward or reverse splits of the Company’s common stock only for the express purpose, if required, in connection with obtaining a listing on a national securities exchange. Such a stock split to permit a listing on a national securities exchange will be at a ratio of not less than 2 and not greater than 400 with the exact ratio to be set within such range in the discretion of the Board of Directors, without further approval or authorization of the Company’s shareholders, provided that the Board of Directors determines to effect the forward or reverse stock split and any amendments to the Company’s articles of incorporation are filed with the Nevada Secretary of State (if necessary) no later than October 1, 2014. Neither the (i) number of authorized shares or the par value of the shares of the Company’s common stock nor (ii) number of authorized, issued and outstanding, any associated conversion ratio of the shares of Series A Preferred Stock will be changed in connection with any such reverse split.

(2)	An amendment to the Company’s Articles of Incorporation to declassify the Board of Directors;

(3)	An amendment to the Company’s Articles of Incorporation to provide that the provisions of Nevada Revised Statutes §§ 78.378 to 78.3793 inclusive, are not applicable to the Company;

(4)	Adoption of the Company’s amended and restated articles of incorporation, which makes no material changes to our existing Articles of Incorporation, other than incorporating all prior amendments and the amendments described in Proposals (1), (2), and (3) above;

(5)	Adoption of the Company’s 2013 Stock Option Plan, which provides for the issuance of equity awards to the Company’s officers, directors, employees, and consultants; and

(6)	Adoption of the Company’s 2013-A Stock Option Plan, which provides for the issuance of equity awards to the Company’s officers, directors, employees, and consultants.

These actions will not be effective until a date that is at least twenty days after the filing and mailing of this Information Statement. This Information Statement will be mailed on or about October [__], 2013 to the Company's stockholders of record. The enclosed Information Statement contains additional information pertaining to the matters acted upon.

/s/ Dr. H. Dean Cubley

Dr. H. Dean Cubley

Chairman

October [__], 2013

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INFORMATION STATEMENT

Action by Written Consent of Stockholders

GENERAL INFORMATION

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is being furnished in connection with the action by written consent of stockholders taken without a meeting of a proposal to approve the actions described in this Information Statement. We are mailing this Information Statement to our stockholders on or about October 1, 2013.

What Is the Purpose of the Information Statement?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify our shareholders as of the close of business on October 1, 2013 (the “Record Date”), of the corporate actions expected to be taken pursuant to the written consent of principal shareholders.  Specifically, holders of our voting stock entitled to cast 98.6% of the votes on all matters submitted to the shareholders for approval have consented in writing to the corporate actions outlined in this Information Statement (collectively the “Proposals”), which actions are expected to take place on or before October 1, 2014, consisting of:

(1)             An amendment to the Company’s current articles of incorporation to effect one or a series of forward or reverse splits of the Company’s common stock only for the express purpose, if required, in connection with obtaining a listing on a national securities exchange. Such a forward or reverse stock split to permit a listing on a national securities exchange will be at a ratio of not less than 2 and not greater than 400 with the exact ratio to be set within such range in the discretion of the Board of Directors, without further approval or authorization of the Company’s shareholders, provided that the Board of Directors determines to effect the forward or reverse stock split and any amendments to the Company’s articles of incorporation are filed with the Nevada Secretary of State (if necessary) no later than July 1, 2014. Neither the (i) number of authorized shares of the Company nor the par value of the shares of the Company’s common stock nor (ii) number of authorized, issued and outstanding shares, or any associated conversion ratio of the shares of Series A Preferred Stock will be changed in connection with any such reverse split;

(2)           An amendment to our Articles of Incorporation to provide that the provisions of Nevada Revised Statutes §§ 78.378 to 78.3793 inclusive, are not applicable to the Company;

(3)           An amendment to our Articles of Incorporation to declassify the Board;

(4)           Adoption of an amended and restated articles of incorporation, the form of which is attached as Exhibit A to this Information Statement (the “Amended and Restated Articles”), which makes no material changes to our existing Articles of Incorporation, other than incorporating all prior amendments and the amendments described in Proposals (1), (2), and (3) above;

(5)           Adoption of our 2013 stock option plan, substantially in the form attached as Exhibit B to this Information Statement (the “2013 Stock Option Plan”), which provides for the issuance of equity awards to the Company’s officers, directors, employees, and consultants; and

(6)           Adoption of our 2013-A stock option plan, substantially in the form attached as Exhibit C to this Information Statement (the “2013-A Stock Option Plan”), which provides for the issuance of equity awards to the Company’s officers, directors, employees, and consultants.

Who Is Entitled to Notice?

All holders of shares of our common stock and Series A Preferred Stock as of the close of business on the Record Date will be entitled to notice of the Proposals.  As of the Record Date, there were 12,614,223 shares of common stock and 8,426,982 shares of our Series A Preferred Stock issued and outstanding.

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What Corporate Matters Have the Principal Shareholders Voted on and How Did They Vote?

Our Board of Directors unanimously approved each of the Proposals, and recommended that the shareholder vote to approve each of the Proposals.

We obtained the approval for each of the Proposals from the holders of 8,426,982 of our issued and outstanding shares of Series A Preferred Stock, or approximately 98.6% of the total combined voting power of our capital stock. These 8,426,982 shares of Series A Preferred Stock consist of (i) 6,278,852 shares of Series A Preferred Stock held by the STJV Trust, (ii) 429,331 shares of Series A Preferred Stock held by the Pauline Trust, (iii) 458,068 shares of Series A Preferred Stock held by the Carson Trust, (iv) 266,304 shares of Series A Preferred Stock held by the Leopard Family Trust, (v) 109,131 shares of Series A Preferred Stock held by the Jauquine Trust, and (vi) 458,006 shares of Series A Preferred Stock held by the Systom Trust. Dr. H. Dean Cubley, our chairman and chief executive officer, serves as trustee of these trusts, and has voting and investment control over the shares of Series A Preferred Stock held by these trusts.

What Vote Was Required to Approve the Proposals?

The approval of each of the Proposals requires the vote of at least a majority of the total outstanding voting capital stock. Under Nevada corporate law and our governing documents, all the activities requiring shareholder approval may be taken by obtaining the written consent in lieu of a meeting of the shareholders. Each share of our common stock is entitled to one (1) vote on each matter, and each share of Series A Preferred Stock entitles the holder thereof to 100 votes on each matter. Because principal shareholders entitled to cast a number of votes equal to 98.6% of our total voting stock approved the Proposals, no action by the other shareholders is required to approve the Proposals.

Who is paying the cost of this Information Statement?

We will pay the cost of preparing and sending out this Information Statement. Only one Information Statement is being delivered to two or more stockholders who share an address unless the Company receives contrary instructions from one or more of the stockholders.  The Company will promptly deliver upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the document was delivered.  If you would like to request additional copies of the Information Statement, or if in the future you would like to receive separate copies of information or proxy statements, annual reports, or notices of internet availability, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by telephoning the Company’s offices toll-free at (800) 538-9050, by writing the Company’s Investor Relations at 2911 South Shore Blvd. Suite 100, League City, TX 77573 or by e-mail to coquinn@erfwireless.com.

Will Shareholders Receive Dissenters’ or Appraisal Rights?

No dissenters' or appraisal rights are available to shareholders under the Nevada Revised Statutes as a result of the Proposals.

PROPOSAL 1

AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECT ONE OR A SERIES OF FORWARD OR REVERSE SPLITS OF THE COMPANY’S COMMON STOCK ONLY FOR THE EXPRESS PURPOSE, IF REQUIRED, IN CONNECTION WITH OBTAINING A LISTING ON A NATIONAL SECURITIES EXCHANGE. ONE OR MORE SUCH FORWARD OR REVERSE STOCK SPLITS TO PERMIT A LISTING ON A NATIONAL SECURITIES EXCHANGE WILL BE AT A RATIO TOTALING NOT LESS THAN 2 AND NOT GREATER THAN 400, WITH THE EXACT RATIO TO BE SET WITHIN SUCH RANGE IN THE DISCRETION OF THE BOARD OF DIRECTORS, WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF THE COMPANY’S SHAREHOLDERS, PROVIDED THAT THE BOARD OF DIRECTORS DETERMINES TO EFFECT ONE OR MORE FORWARD OR REVERSE STOCK SPLIT IN CONNECTION WITH THE LISTING ON A NATIONAL SECURITIES EXCHANGE AND ANY AMENDMENTS TO THE COMPANY’S ARTICLES OF INCORPORATION ARE FILED WITH THE NEVADA SECRETARY OF STATE (IF NECESSARY) NO LATER THAN October 1, 2014.

General

The Company's Board of Directors and stockholders with a majority of the voting power have approved the Proposal to authorize the Board to amend our Articles of Incorporation to effect one or a series of forward or reverse splits of the Company’s common stock at a ratio of not less than 2 and not greater than 400 with the exact ratio to be set within such range in the discretion of the Board of Directors, without further approval or authorization of the Company’s shareholders, provided that the Board of Directors determines to effect the forward or reverse stock splits and any amendments to the Company’s articles of incorporation are filed with the Nevada Secretary of State (if necessary) no later than October 1, 2014.

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As such, the Board would have the sole discretion to elect to affect one or more forward or reverse splits of all outstanding shares of our common stock at any time on or before October 1, 2014, in a range totaling between two (2) and (400).  The Board would also have the sole discretion not to affect the forward or reverse stock split if they concluded it was not in the best interest of the stockholders of the Company. Providing this authority to the Board, rather than mere approval of an immediate forward or reverse stock split, would give the Board flexibility to react to market conditions and act in the best interests of the Company and our stockholders.  The Company believes that giving the Board the authority, but not the requirement, to execute a forward or reverse stock split as well as the availability of a range of forward or reverse split ratios will provide it with the flexibility to implement the stock split, if it does at all, in a manner designed to maximize the anticipated benefits for the Company and its stockholders. In determining which forward or reverse stock split ratio to implement, the Board of Directors may consider, among other things, factors such as:

•	the initial listing requirements of any particular national securities exchange;
•	the historical trading price and trading volume of our common stock;
•	the number of shares of our common stock outstanding and that would be available at the time of listing as compared to the listing requirements;
•	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of any forward or reverse split on the trading market for our common stock;
•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;
•	projections for our financial condition and results of operations over various time horizons;
•	potential acquisition or financing opportunities; and
•	prevailing general market and economic conditions.
•	the ability of our stockholders to have their stock accepted for trading by major brokerage firms

If the Board determines to affect a reverse split, the Company would file an amendment to our Articles of Incorporation with the Nevada Secretary of State.  In the case of a forward split no such amendment is required. The Company would also obtain a new CUSIP number for the common stock at the time of the reverse split. The Company must provide FINRA at least ten (10) calendar days advance notice of the effective date of a forward or reverse stock split in compliance with Rule 10b-17 under the Securities Exchange Act of 1934.

Purpose

The purpose of any forward or reverse stock split is to attempt to increase the number of common shares in the public float in the case of a forward split or to increase the per share trading value of the Company’s common stock in the case of a reverse split. The Board intends to affect a forward split only if the number of shares in the public float is insufficient to meet the national securities exchange initial listing requirement. The Board intends to affect a reverse split only if it meets all the other listing requirements and it believes that a decrease in the number of shares outstanding is likely to improve the trading price for the common stock, to make access to a national securities exchange listing possible, to increase the marketability of its stock to potential new investors and its ability to attract institutional investors to hold its shares, while decreasing the volatility of the stock price, and only if the implementation of a reverse stock split is determined by the Board to be in the best interests of the Company and our stockholders at that time to meet the intended objective of obtaining a national securities exchange listing.  If the trading price of the Company’s common stock increases because of other factors without a reverse stock split sufficiently to meet the national securities exchange listing requirements, the Board may use its discretion not to implement the reverse split.

In addition, our Board of Directors will consider that as a matter of policy, many institutional investors are prohibited from purchasing stocks below certain minimum price levels or stocks that have a limited number of shares available to trade. For the same reason, brokers may be reluctant to recommend lower-priced or low liquidity stocks to their clients, or may discourage their clients from purchasing such stocks. Other investors may be dissuaded from purchasing lower-priced stocks because the commissions, as a percentage of the total transaction, tend to be higher for such stocks. The combination of lower transaction costs and increased interest from investors could also have the effect of increasing the liquidity of our common stock.

The Board does not intend for any of these transactions to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act. If the Board ultimately determines to effect a stock split, no action on the part of the stockholders is required. The Board may determine to delay any split or determine not to affect the any split at all.

The actual number of shares issued after giving effect to a forward or reverse split, if implemented, will depend on the stock split ratio that is ultimately determined by our Board of Directors.

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The proposed forward or reverse stock split will affect all common stockholders uniformly and will not affect any shareholders’ percentage interest in the Company (except for shareholders receiving one whole share for a fractional share interest). However, as a result of a reverse stock split, the common stockholders’ voting rights will be proportionally decreased as the voting rights of the Series A Preferred Stock will not adjust as a result of the reverse stock split. This will not be the case in the event of a forward stock split. Neither the authorized but unissued shares of common stock nor the par value for our common stock will adjust as a result of a forward or reverse split.

Shareholders should also recognize that once a forward or reverse split is affected, they will own more or fewer number of shares than they currently own (a number equal to the number of shares owned immediately prior to the forward or reverse split multiplied or divided by a number between two and ten. While we expect that a forward split will result in a reduction of the per share price or a reverse split will result in an increase in the per share price of our common stock, these per share prices may go up or down following the split. It also may not result in a permanent increase or decrease in the per share price, which depends on many factors, including our performance, prospects and other factors that may be unrelated to the number of shares outstanding. The history of similar forward or reverse splits for companies in similar circumstances is varied. We cannot predict the effect of any stock split upon the market price over an extended period.

Additionally, any outstanding options, warrants, rights, or other derivative securities convertible or exchangeable into shares of our common stock as of the effective date of a split that are subject to adjustment will be adjusted accordingly; provided that the conversion ratio of Series A Preferred Stock to common stock will not be adjusted as a result of a reverse split. These adjustments may include adjustments to the number of shares of common stock that may be obtained upon exercise or conversion of the securities, the applicable exercise or purchase price as well as other adjustments.

Further, an effect of the existence of authorized but un-issued capital stock may be to enable the Board of Directors to render more difficult or to discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest, or otherwise, and thereby to protect the continuity of the Company's management. If, in the due exercise of its fiduciary obligations, for example, the Board of Directors were to determine that a takeover proposal was not in the Company's best interests, such shares could be issued by the Board of Directors without stockholder approval in one or more private placements or other transactions that might prevent, or render more difficult or costly, completion of the takeover transaction by diluting the voting or other rights of the proposed acquirer or insurgent stockholder or stockholder group, by creating a substantial voting block in institutional or other hands that might undertake to support the position of the incumbent board of directors, by effecting an acquisition that might complicate or preclude the takeover, or otherwise. The Company does not have any current plans, proposals, or arrangements to propose any amendments to the Articles of Incorporation or bylaws that would have a material anti-takeover effect.

Moreover, as a result of any reverse split, some stockholders may own less than 100 shares of the common stock. A purchase or sale of less than 100 shares, known as an "odd lot" transaction, may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those stockholders who own less than 100 shares following the reverse split may be required to pay higher transaction costs if they sell their shares of common stock.

No fractional shares of post-reverse split common stock will be issued to any shareholder. In lieu of any such fractional share interest, each holder of pre-reverse common stock who would otherwise be entitled to receive a fractional share of post-reverse common stock will in lieu thereof receive one full share upon surrender of certificates formerly representing pre-reverse common stock held by such holder.

Other than as necessary to fulfill the existing conversion rights under Series A Preferred Stock, issued and outstanding stock options or warrants or debt conversion agreements as disclosed in the Company’s reports with the Securities and Exchange Commission and herein, the Company does not presently have any definitive agreement(s) to issue any shares of common stock available as a result of a forward or reverse stock split.

Certain Federal Income Tax Consequences of a Forward or Reverse Stock Split

The following discussion is a summary of the U.S. federal income tax consequences to a stockholder who exchanges shares pursuant to a stock split. This discussion is for general information only and is not intended to be a complete description of all potential tax consequences to a particular stockholder. Nor does it describe state, local or foreign tax consequences. Any written tax advice contained herein was not written or intended to be used (and cannot be used) by any taxpayer for the purpose of avoiding penalties that may be imposed under the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

This discussion is based on current provisions of the Code, Treasury regulations promulgated under the Code, Internal Revenue Service (“IRS”) rulings and pronouncements, and judicial decisions now in effect, all of which are subject to change at any time by legislative, judicial or administrative action. Any such changes may be applied retroactively. We have not sought nor will we seek any rulings from the IRS with respect to the U.S. federal income tax consequences discussed below. The discussion below is not in any way binding on the IRS or the courts or in any way constitutes an assurance that the U.S. federal income tax consequences discussed herein will be accepted by the IRS or the courts.

The Company will not recognize any gain or loss for tax purposes as a result of a forward or reverse stock split. Furthermore, a forward or reverse stock split will not result in the recognition of gain or loss to our common stockholders. The holding period for the shares of common stock each stockholder receives will include the holding period of the shares exchanged in the forward or reverse stock split. The aggregate adjusted basis of the new shares of common stock will be equal to the aggregate adjusted basis of the old shares exchanged in the forward or reverse stock split.

Shareholders should consult their own tax advisors to know their individual federal, state, local and foreign tax consequences.

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Accounting Matters

The proposed amendment to the Company’s Articles of Incorporation to affect a forward or reverse split will not affect the par value of our common stock per share, which will remain $0.001 par value per share. The stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to any forward or reverse split.  Reported per share net income or loss will be lower or higher because there will be more or fewer shares of common stock outstanding.

Exchange Act Matters

Our common stock is currently registered under the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. Any forward or reverse split, if implemented, will not affect the registration of our common stock under the Exchange Act or our reporting or other requirements thereunder. Our common stock is currently traded on the OTC Bulletin Board (“OTCBB”) under the symbol “ERFB”. If a forward or reverse split is done in connection with an initial listing on a national securities exchange such as The NASDAQ Capital Market or NYSE, our common stock will be listed for quotation on the new exchange. In any event, our common stock will be traded under a new symbol, subject to our continued satisfaction of applicable listing requirements, which we will request if a forward or reverse stock split is complete and a new exchange listing is obtained. The CUSIP number for our common stock will also change in connection with a reverse split and will be reflected on new certificates issued by the Company and in electronic entry systems.

Effective Date and Exchange of Stock Certificates in the Event of a Reverse Split

A proposed reverse stock split would become effective as set forth in a Certificate of Amendment filed with the Nevada Secretary of State (which will not be a date prior to twenty days after the mailing of this Information Statement to shareholders).  On the effective date of a reverse split, shares of common stock issued and outstanding immediately prior thereto will be converted, automatically and without any action on the part of the stockholders, into new shares of common stock in accordance with the reverse split ratio determined by the Board of Directors as set forth in this Information Statement. As soon as practical after the effective date, the shareholders will be notified that a reverse split has been effected.

Our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the effective time, a letter of transmittal will be sent to our shareholders of record as of the effective time for purposes of surrendering to the transfer agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in accordance with the procedures set forth in the letter of transmittal. No new certificates will be issued to a shareholder until such shareholder has surrendered such shareholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. From and after the effective time, any certificates formerly representing pre-reverse split shares which are submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will be exchanged for certificates representing post-reverse split shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Approval Required

Pursuant to the Nevada Revised Statutes, the approval of Proposal 1 required a majority of our outstanding voting capital stock. As discussed above, persons owning the majority of the combined voting power of the Company have consented to this Proposal 1.

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PROPOSAL 2

AMENDMENT TO OUR ARTICLES OF INCORPORATION TO PROVIDE THAT THE PROVISIONS OF NEVADA REVISED STATUTES §§78.378 TO 78.3793 INCLUSIVE, ARE NOT APPLICABLE TO THE COMPANY

General

Our Board of Directors believing it to be in the best interests of the Company, approved a proposal to amend our Articles of Incorporation to provide that the provisions of the Nevada Revised Statutes §§ 78.378 to 78.3793 inclusive (the “Control Share Acquisition Statute”), are not applicable to the Company.

The Control Share Acquisition Statute

The Control Share Acquisition Statute limits the rights of persons acquiring a controlling interest in a Nevada corporation with 200 or more shareholders of record, at least 100 of whom have Nevada addresses appearing on the stock ledger of the corporation, and that does business in Nevada directly or through an affiliated corporation. Pursuant to the Control Shares Acquisition Statute, an acquiring person who acquires a controlling interest, which is as little as one-fifth of the outstanding voting shares, may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested shareholders of the issuing corporation at a special or annual meeting of the shareholders. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any shareholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person's shares.  Additionally, if the disinterested shareholders do not allow full voting rights to the acquired shares or the notice is not sent to the shareholders pursuant to the statue, then the acquiring person may cause the corporation to redeem the acquired stock.

The effect of the control share acquisition statute is, generally, to require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement.  The Control Share Acquisition Statute does not apply if the corporation opts-out of such provision in the articles of incorporation or bylaws of the corporation in effect on the tenth day following the acquisition of a controlling interest by an acquiring person.

Reasons for Adopting the Amendment

Due to the stringent voting requirements of the Control Share Acquisition Statute, if the Company sells one-fifth or more of its outstanding voting power, the Company is required to receive shareholder approval from the disinterested shareholders and to provide payment of the fair market value of the disinterested shareholders. Additionally, if the offeror’s statement is not delivered in the manner prescribed or if such acquiring person is not granted full voting rights by the shareholders, the issuing corporation will be required to call for redemption of such shares of the aforementioned acquiring person. The Board of Directors has determined that requiring a special meeting, payment of the fair market value of the disinterest shareholders and possible redemption would place unnecessary burdens on the Company in connection with the completion of equity financing in which the Company would sell one-fifth or more of its outstanding voting shares.  Therefore, the Board of Directors believes it is in the best interest of the Company to avoid the time and expense associated with calling a special meeting of shareholders or redemption of such acquiring person’s shares.

The Effect of Adopting the Amendment

[We do not currently meet the threshold required for application of the Control Share Acquisition Statute by virtue of having (i) less than 200 shareholders of record and (ii) less than 100 shareholders who have Nevada addresses appearing on the stock ledger of the corporation.] The approval of this Proposal will therefore have no effect on our current shareholders based upon our current plans, proposals, and arrangements to issue securities. Further, we have no present intention, plan, proposal, or arrangement to issue securities that would in the future subject us to the Control Share Acquisition Statute. The adoption of the amendment to make the Control Share Acquisition Statute not applicable to the Company will make it easier for us to sell one-fifth or more of the Company’s common stock without obtaining shareholder approval. Shareholders should note that as a result of the amendment, the Board of Directors will be able to enter into a change of control transaction without shareholder approval under Nevada corporate law. In the event our common stock is listed on a national stock exchange, however, we will be subject to the applicable rules relating to shareholder voting rights in connection with certain transactions.

Vote Required

Pursuant to the Nevada Revised Statutes, the approval of Proposal 2 required a majority of our outstanding voting capital stock. As discussed above, persons owning the majority of the combined voting power of the Company have consented to this Proposal 2.

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PROPOSAL 3

DECLASSIFICATION OF THE BOARD OF DIRECTORS

Proposed Amendment to the Articles of Incorporation

Currently, the Company’s Articles of Incorporation divides Board members into three classes. One class is elected at each annual meeting of the shareholders, to hold office for a term beginning on the date of the election and ending on the date of the third annual meeting of the shareholders following the beginning of the term.

After careful consideration, the Board has determined that it would be in the best interests of the shareholders to declassify the Board to allow the shareholders to vote on the election of the entire Board each year, rather than on a staggered basis. The amendment will be effective immediately prior to the 2013 annual meeting of the shareholders, if and when held.

The amendment to the Articles of Incorporation will be filed with the Nevada Secretary of State, and the directors standing for election at the 2013 annual meeting of the shareholders will serve for a one-year term expiring at the 2014 annual meeting of the shareholders, if and when held. Vacancies which may occur during the year may be filled by the Board and each director so appointed shall serve for a term which will expire at the next annual meeting of the shareholders. Notwithstanding the foregoing, in all cases, each director will hold office until his or her successor is duly elected, or until his or her earlier resignation or removal.

Considerations of the Board

The Board recognizes that a classified structure may offer several advantages, such as promoting board continuity and stability, encouraging directors to take a long-term perspective, and ensuring that a majority of the Board will always have prior experience with the Company, especially in light of an increasingly complex and changing regulatory environment. Additionally, classified boards may motivate potential acquirors seeking control to initiate arms-length discussions with the Board, rather than engaging in unsolicited or coercive takeover tactics, since potential acquirors are unable to replace the entire Board in a single election, thereby better enabling the Board to maximize stockholder value and to ensure the equal and fair treatment of shareholders. The Board also recognizes that a classified structure may reduce directors’ accountability to shareholders because such a structure does not enable shareholders to express a view on each director’s performance by means of an annual vote. Moreover, many institutional investors believe that the election of directors is the primary means for shareholders to influence corporate governance policies and to hold management accountable for implementing those policies.

In determining whether to support declassification of the Board, the Board considered the arguments in favor of and against continuation of the classified board structure and determined that it would be in the best interests of the Company and the shareholders to declassify the Board.

Vote Required

Pursuant to the Nevada Revised Statutes, the approval of Proposal 3 required a majority of our outstanding voting capital stock. As discussed above, persons owning the majority of the combined voting power of the Company have consented to this Proposal 3.

PROPOSAL 4

ADOPTION OF THE AMENDED AND RESTATED ARTICLES

In connection with the amendments described in Proposals 1, 2, and 3, the Board believes that it is in the best interest of the shareholders to adopt the amended and restated articles of incorporation attached hereto as Exhibit A.  The Amended and Restated Articles will incorporate the amendments set forth in Proposal 1 relating to the reverse split (when and if effected), Proposal 2 relating to the Company’s election to opt out of the Nevada Control Share Acquisition Statute, and Proposal 3 relating to the declassification of the Board. Other than Proposals 1 through 3 and the previous amendments to our Articles of Incorporation, the Amended and Restated Articles do not incorporate any other material changes.

Reasons for Adopting the Amended & Restated Articles of Incorporation

The principal reason for adopting the Amended and Restated Articles is to incorporate all amendments into one document.

Vote Required

Pursuant to the Nevada Revised Statutes, the approval of Proposal 4 required a majority of our outstanding voting capital stock. As discussed above, persons owning the majority of the combined voting power of the Company have consented to this Proposal 4.

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PROPOSAL 5

ADOPTION OF 2013 STOCK OPTION PLAN

Background Information

The Board of Directors adopted the 2013 Stock Option Plan in December 2012.  The purpose of the 2013 Stock Option Plan is intended to advance the best interests of the Company, its affiliates and shareholders by providing key employees, officers, directors and consultants who have substantial responsibility for the management and growth of the Company and its affiliates with additional incentives and an opportunity to obtain or increase their proprietary interests in the Company, thereby encouraging them to continue in the employ of the Company or any of its affiliates.

The following is a summary of the 2013 Stock Option Plan which is qualified in its entirety by the 2013 Stock Option Plan attached hereto as Exhibit B.

General Administration of the 2013 Stock Option Plan

The 2013 Stock Option Plan will be administered by our Compensation Committee, or in the event no Compensation Committee has been formed, then it shall mean the entire Board of Directors.  The Committee will be authorized to grant to key employees and consultants of the Company awards in the form of stock options, stock appreciation rights, performance stock and shares of common stock.

It is intended that the Committee shall at all times be comprised solely of at least two members who are both “non-employee directors” as defined in Rule 16b-3 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and “outside directors” as defined as a member who satisfies Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”); provided, however, that in the event two such directors are not available to serve in such roles, the failure to meet this requirement shall not affect the validity of any grants under this 2013 Stock Option Plan.

The Committee has authority to amend awards and to accelerate vesting and/or exercisability of awards, provided that it cannot amend an outstanding option to reduce its exercise price or cancel an option and replace it with an option with a lower exercise price.

Eligibility

The Committee will select grantees from among the key employees, officers, directors and consultants of the Company and its subsidiaries. The eligible participants will be those who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company.  No member of the Committee may receive any award under the 2013 Stock Option Plan if to do so would cause the individual not be a “non-employee director” or “outside director.” The Board of Directors may designate one or more individuals who shall not be eligible to receive any award under the 2013 Stock Option Plan.

Shares Subject to the 2013 Stock Option Plan

Subject to adjustment as described below, a maximum of 450,000 shares of Company common stock may be issued under the revised 2013 Stock Option Plan. If an award terminates or expires without shares of common stock being issued, then the shares that were subject to the award will again be available for grant.  The shares may be authorized and unissued shares or treasury shares.  In the event of a stock split, stock dividend, spin-off, or other relevant change affecting our common stock, the Committee shall make appropriate adjustments to the number of shares available for grants and to the number of shares and price under outstanding grants made before the event. Shares withheld in order to cover tax withholding obligations shall reduce the number of shares of common stock available for issuance under the 2013 Stock Option Plan. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting, and make adjustments pursuant to the 2013 Stock Option Plan. The maximum number of shares that may be covered by options or stock appreciation rights (“SARs”) (other than a substitution award) issued to an eligible person in any calendar year may not exceed 450,000 shares.

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Types of Awards Under the 2013 Stock Option Plan

Stock Options

The Committee may grant awards in the form of options to purchase shares of the Company’s common stock.  With regard to each such option, the Committee will determine the number of shares subject to the option, the manner and time of the exercise of the option, and the exercise price per share of stock subject to the option; provided however, that the exercise price of any “Incentive Option” (as defined in the 2013 Stock Option Plan) may not be less than the greater of (i) 100% of the fair market value of the shares of Company common stock on the date the option is granted, or (ii) the aggregate par value of the shares of stock on the date the option is granted.  In the case of any 10% shareholder, the price at which shares of stock may be purchased under an Incentive Option shall not be less than 110% of the fair market value of the stock on the date of grant. The exercise price may, at the discretion of the Committee, be paid by a participant in cash, shares of Company common stock or a combination thereof. The period of any option shall be determined by the Committee, but no Incentive Option may be exercised later than 10 years after the date of grant. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date of grant. The aggregate fair market value, determined at the date of grant of the Incentive Option, of Company common stock for which an Incentive Option is exercisable for the first time during any calendar year as to any participant shall not exceed the maximum limitation as provided in Section 422 of the Code. Unless expressly provided for in the option grant, an option shall terminate three months after severance of employment, other than for death or severance for disability. Upon death or severance for disability the option shall terminate on the earlier of the expiration date or six months after the death or disability.

Stock Appreciation Rights

The 2013 Stock Option Plan also authorizes the Committee to grant SARs.  Upon exercising a SAR, the holder receives for each share with respect to which the SAR is exercised, an amount equal to the difference between the exercise price (which may not be less than the fair market value of such share on the date of grant unless otherwise determined by the Committee) and the fair market value of the Company common stock on the date of exercise. At the Committee’s discretion, payment of such amount may be made in cash, shares of Company common stock or a combination thereof. Each SAR granted will be evidenced by an agreement specifying the terms and conditions of the award, including the effect of termination of employment (by reason of death, disability, retirement or otherwise) on the exercisability of the SAR.  No SAR may have a term of greater than 10 years. Unless expressly provided for in the SAR, a SAR shall terminate three months after severance of employment, other than for death or severance for disability. Upon death or severance for disability the SAR shall terminate on the earlier of the expiration date or six months after the death or disability.

Reload Options

Under the plan, the Committee may grant stock reload options to a holder who tenders shares of common stock to pay the exercise price of a stock option or arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes. The Committee determines the terms, conditions, restrictions and limitations of the stock reload options, provided that any reload option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of the original option; (b) shall have an expiration date which is the greater of (i) the same expiration date of the original option the exercise of which gave rise to the reload option or (ii) one year from the date of grant of the reload. Any reload option shall have an exercise price which is equal to one hundred percent (100%) of the fair market value of the common stock subject to the reload option on the date of exercise of the original option. A reload option which is an Incentive Option and which is granted to a 10% Stockholder shall have an exercise price which is equal to one hundred ten percent (110%) of the fair market value of the common stock subject to the reload option on the date of exercise of the original option and shall have a term which is no longer than five (5) years.

Common Stock

Under the 2013 Stock Option Plan, the Committee may award restricted or unrestricted shares of the Company’s common stock to eligible persons from time to time and subject to certain restrictions as determined by the Committee.  The nature and extent of restrictions or vesting on such shares, the duration of such restrictions or vesting, and any circumstance which could cause the forfeiture of such shares shall be determined by the Committee. The Committee will also determine the effect of the termination of employment of a recipient of shares of common stock (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions. The Committee may award shares of stock, without any cash payment for such shares or without any restrictions, to designated eligible persons for services rendered to the Company. The stock may be awarded at, above or below the fair market value on the date of grant. The designation of a stock award shall be made by the Committee in writing at any time after such eligible person has provided value to the Company (or within such period as permitted by IRS regulations). The Committee reserves the right to make adjustments in the amount of an award if in its discretion unforeseen events make such adjustment appropriate. The Company may award shares, without any cash payment for such shares without restrictions, to eligible persons for services rendered to the Company.

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Performance Shares

The 2013 Stock Option Plan permits the Committee to grant awards of performance shares to eligible persons from time to time.  These awards are contingent upon the achievement of certain performance goals established by the Committee.  The length of time over which performance will be measured, the performance goals, and the criteria to be used in determining whether and to what degree the goals have been attained will be determined by the Committee.  The Committee will also determine the effect of termination of employment of a grantee (by reason of death, retirement, disability or otherwise) during the performance period. No individual may receive performance stock awards in any calendar year covering more than 300,000 shares of common stock.

Change in Control

In order to preserve the rights of participants in the event of a Corporate Transaction (as defined in the 2013 Stock Option Plan), an unexercised option may be accelerated, at the discretion of the Board of Directors, so that they shall immediately prior to the specified effective date for the Corporate Transaction become 100% vested and exercisable; provided however, that any unexercised option shall not accelerate if and to the extent such option is, in connection the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a  comparable award by the successor corporation.  All outstanding options may be canceled by the Board of Directors as of the effective date of any Corporate Transaction.  After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each eligible person may have his Restricted Stock and shares earned under a Performance Stock Award appropriately adjusted based on the manner the stock was adjusted under the terms of the agreement of merger or consolidation.  The Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

Amendment and Termination of the 2013 Stock Option Plan

The Board of Directors at any time terminate, and from time to time may amend or modify the 2013 Stock Option Plan provided, however, that no amendment or modification may become effective without approval of the stockholders of the Company if stockholder approval is required to enable the 2013 Stock Option Plan to satisfy any applicable statutory or regulatory requirements, of if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable. Except as specifically provided otherwise, no such amendment, modification, or termination of the 2013 Stock Option Plan shall affect adversely in any material way any award previously granted without the written consent of the person holding such award.

Federal Income Tax Consequences

Under current U.S. federal tax law, the following are the U.S. federal income tax consequences generally arising with respect to awards made under the 2013 Stock Option Plan.

Exercise of Incentive Option and Subsequent Sale of Shares

A participant who is granted an Incentive Option does not realize taxable income at the time of the grant or at the time of exercise.  If the participant makes no disposition of shares acquired pursuant to the exercise of an Incentive Option before the later of two years from the date of grant or one year from such date of exercise (“statutory holding period”) any gain (or loss) realized on such disposition will be recognized as a long-term capital gain (or loss).  Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

However, if the participant disposes of the shares during the statutory holding period, that will be considered a disqualifying disposition. Provided the amount realized in the disqualifying disposition exceeds the exercise price, the ordinary income a participant shall recognize in the year of a disqualifying disposition will be the lesser of (i) the excess of the amount realized over the exercise price or (ii) the excess of the fair market value of the shares at the time of the exercise over the exercise price; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.  The ordinary income recognized by the participant is not considered wages and the Company is not required to withhold, or pay employment taxes, on such ordinary income. Finally, in addition to the ordinary income described above, the participant shall recognize capital gain on the disqualifying disposition in the amount, if any, by which the amount realized in the disqualifying disposition exceeds the fair market value of the shares at the time of the exercise, and shall be long-term or short-term capital gain depending on the participant’s post-exercise holding period for such shares.

Special tax rules apply when all or a portion of the exercise price of an Incentive Option is paid by delivery of already owned shares, but generally it does not materially change the tax consequences described above.  However, the exercise of an Incentive Option with shares which are, or have been, subject to an Incentive Option, before such shares have satisfied the statutory holding period, generally will result in the disqualifying disposition of the shares surrendered.

Notwithstanding the favorable tax treatment of Incentive Options for regular tax purposes, as described above, for alternative minimum tax purposes, an Incentive Option is generally treated in the same manner as a nonqualified stock option.  Accordingly, a participant must generally include as alternative minimum taxable income for the year in which an Incentive Option is exercised, the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares.  However, to the extent a participant disposes of such shares in the same calendar year as the exercise, only an amount equal to the optionee’s ordinary income for regular tax purposes with respect to such disqualifying disposition will be recognized for the optionee’s calculation of alternative minimum taxable income in such calendar year.

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Exercise of Nonqualified Stock Option and Subsequent Sale of Shares

A participant who is granted a nonqualified stock option does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

Upon the subsequent disposition of shares acquired through the exercise of a nonqualified stock option, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s post-exercise holding period for such shares. As a result of Section 409A of the Code, nonstatutory stock options granted with an exercise price below the fair market value of the underlying stock on the date of grant must have fixed exercise dates or meets another exception permitted by Section 409A to avoid early income recognition in the year of vesting.

Lapse of Restrictions on Restricted Stock and Subsequent Sale of Shares

A participant who has been granted an award of restricted stock does not realize taxable income at the time of the grant.  When the restrictions lapse, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.  The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.  Upon the subsequent disposition of the formerly restricted shares, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s holding period for such shares after their restrictions lapse.

Under Section 83(b) of the Code, a participant who receives an award of restricted stock may elect to recognize ordinary income for the taxable year in which the restricted stock was received equal to the excess of the fair market value of the restricted stock on the date of the grant, determined without regard to the restrictions, over the amount (if any) paid for the restricted stock.  Any gain (or loss) recognized upon a subsequent disposition of the shares will be capital gain (or loss) and will be long-term or short-term depending on the post-grant holding period of such shares. If, after making the election, a participant forfeits any shares of restricted stock, or sells restricted stock at a price below its fair market value on the date of grant, such participant is only entitled to a tax deduction with respect to the consideration (if any) paid for the restricted stock, not the amount elected to be included as income at the time of grant.

SARs, Performance Shares and Stock Awards

A participant who is granted a SAR does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise of the SAR in an amount equal to the excess of the fair market value of the shares (on the date of exercise) with respect to which the SAR is exercised, over the grant price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by the such participant.

A participant who has been awarded a performance share or a stock award does not realize taxable income at the time of the grant, but does recognize ordinary income at the time the award is paid equal to the amount of cash (if any) paid and the fair market value of shares (if any) delivered; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.

The ordinary income recognized by a participant in connection with a SAR, performance share or a stock award is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

To the extent, if any, that shares are delivered to a participant in satisfaction of either the exercise of a SAR or the payment of a performance share or stock award, upon the subsequent disposition of such shares any gain (or loss) realized will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s post- delivery holding period for such shares.

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New 2013 Stock Option Plan Benefits

Future grants and awards under the 2013 Stock Option Plan, which may be made to Company executive officers, directors, consultants and other employees, are not presently determinable.

Information Regarding Options Granted

The following grants and awards under the 2013 Stock Option Plan were made to Company executive officers, directors (both non-executive and executive), and employees and consultants as of October 1, 2013.  Options and shares not granted or awarded will be made at the discretion of the Compensation Committee or the Board of Directors in accordance with the compensation policies of the Compensation Committee.

2013 Stock Option Plan
Name and Position	Dollar Value ($)	Number of Shares
Dr. H. Dean Cubley	16,630	16,666
Richard R. Royall	11,650	12,256
R. Greg Smith	11,650	12,256
Dr. Bartus H. Batson	16,140	17,857
J. Bruce Lancaster	2,250	3,820
N. Thomas Wiedebush	30,215	34,913
Manny Carter	11,175	13,448
Executive Group	6,000	10,000
Non-Executive Director Group	-	-
Non-Executive Officer Employee and Consultant Group		328,784

Adoption of the 2013 Stock Option Plan

In December 2012, our Board of Directors, believing it to be in the best interests of the Company, adopted the 2013 Stock Option Plan. As discussed above, persons owning the majority of the combined voting power of the Company have consented to this Proposal 5 to adopt the 2013 Stock Option Plan.

PROPOSAL 6

ADOPTION OF 2013-A STOCK OPTION PLAN

Background Information

The Board of Directors adopted the 2013-A Stock Option Plan in May 2013.  The purpose of the 2013-A Stock Option Plan is intended to advance the best interests of the Company, its affiliates and shareholders by providing key employees, officers, directors and consultants who have substantial responsibility for the management and growth of the Company and its affiliates with additional incentives and an opportunity to obtain or increase their proprietary interests in the Company, thereby encouraging them to continue in the employ of the Company or any of its affiliates.

The following is a summary of the 2013-A Stock Option Plan which is qualified in its entirety by the 2013-A Stock Option Plan attached hereto as Exhibit C.

General Administration of the 2013-A Stock Option Plan

The 2013-A Stock Option Plan will be administered by our Compensation Committee, or in the event no Compensation Committee has been formed, then it shall mean the entire Board of Directors.  The Committee will be authorized to grant to key employees and consultants of the Company awards in the form of stock options, stock appreciation rights, performance stock and shares of common stock.

It is intended that the Committee shall at all times be comprised solely of at least two members who are both “non-employee directors” as defined in Rule 16b-3 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), and “outside directors” as defined as a member who satisfies Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”); provided, however, that in the event two such directors are not available to serve in such roles, the failure to meet this requirement shall not affect the validity of any grants under this 2013-A Stock Option Plan.

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The Committee has authority to amend awards and to accelerate vesting and/or exercisability of awards, provided that it cannot amend an outstanding option to reduce its exercise price or cancel an option and replace it with an option with a lower exercise price.

Eligibility

The Committee will select grantees from among the key employees, officers, directors and consultants of the Company and its subsidiaries. The eligible participants will be those who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company. No member of the Committee may receive any award under the 2013-A Stock Option Plan if to do so would cause the individual not be a “non-employee director” or “outside director.”  The Board of Directors may designate one or more individuals who shall not be eligible to receive any award under the 2013-A Stock Option Plan.

Shares Subject to the 2013-A Stock Option Plan

Subject to adjustment as described below, a maximum of 1,000,000 shares of Company common stock may be issued under the 2013-A Stock Option Plan. If an award terminates or expires without shares of common stock being issued, then the shares that were subject to the award will again be available for grant.  The shares may be authorized and unissued shares or treasury shares.  In the event of a stock split, stock dividend, spin-off, or other relevant change affecting our common stock, the Committee shall make appropriate adjustments to the number of shares available for grants and to the number of shares and price under outstanding grants made before the event. Shares withheld in order to cover tax withholding obligations shall reduce the number of shares of common stock available for issuance under the 2013-A Stock Option Plan. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting, and make adjustments pursuant to the 2013-A Stock Option Plan. The maximum number of shares that may be covered by options or stock appreciation rights (“SARs”) (other than a substitution award) issued to an eligible person in any calendar year may not exceed 1,000,000 shares.

Types of Awards Under the 2013-A Stock Option Plan

Stock Options

The Committee may grant awards in the form of options to purchase shares of the Company’s common stock.  With regard to each such option, the Committee will determine the number of shares subject to the option, the manner and time of the exercise of the option, and the exercise price per share of stock subject to the option; provided however, that the exercise price of any “Incentive Option” (as defined in the 2013-A Stock Option Plan) may not be less than the greater of (i) 100% of the fair market value of the shares of Company common stock on the date the option is granted, or (ii) the aggregate par value of the shares of stock on the date the option is granted.  In the case of any 10% shareholder, the price at which shares of stock may be purchased under an Incentive Option shall not be less than 110% of the fair market value of the stock on the date of grant. The exercise price may, at the discretion of the Committee, be paid by a participant in cash, shares of Company common stock or a combination thereof. The period of any option shall be determined by the Committee, but no Incentive Option may be exercised later than 10 years after the date of grant. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date of grant. The aggregate fair market value, determined at the date of grant of the Incentive Option, of Company common stock for which an Incentive Option is exercisable for the first time during any calendar year as to any participant shall not exceed the maximum limitation as provided in Section 422 of the Code.  Unless expressly provided for in the option grant, an option shall terminate three months after severance of employment, other than for death or severance for disability.  Upon death or severance for disability the option shall terminate on the earlier of the expiration date or six months after the death or disability.

Stock Appreciation Rights

The 2013-A Stock Option Plan also authorizes the Committee to grant SARs.  Upon exercising a SAR, the holder receives for each share with respect to which the SAR is exercised, an amount equal to the difference between the exercise price (which may not be less than the fair market value of such share on the date of grant unless otherwise determined by the Committee) and the fair market value of the Company common stock on the date of exercise. At the Committee’s discretion, payment of such amount may be made in cash, shares of Company common stock or a combination thereof. Each SAR granted will be evidenced by an agreement specifying the terms and conditions of the award, including the effect of termination of employment (by reason of death, disability, retirement or otherwise) on the exercisability of the SAR.  No SAR may have a term of greater than 10 years. Unless expressly provided for in the SAR, a SAR shall terminate three months after severance of employment, other than for death or severance for disability.  Upon death or severance for disability the SAR shall terminate on the earlier of the expiration date or six months after the death or disability.

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Reload Options

Under the plan, the Committee may grant stock reload options to a holder who tenders shares of common stock to pay the exercise price of a stock option or arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes. The Committee determines the terms, conditions, restrictions and limitations of the stock reload options, provided that any reload option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of the original option; (b) shall have an expiration date which is the greater of (i) the same expiration date of the original option the exercise of which gave rise to the reload option or (ii) one year from the date of grant of the reload. Any reload option shall have an exercise price which is equal to one hundred percent (100%) of the fair market value of the common stock subject to the reload option on the date of exercise of the original option. A reload option which is an Incentive Option and which is granted to a 10% Stockholder shall have an exercise price which is equal to one hundred ten percent (110%) of the fair market value of the common stock subject to the reload option on the date of exercise of the original option and shall have a term which is no longer than five (5) years.

Common Stock

Under the 2013-A Stock Option Plan, the Committee may award restricted or unrestricted shares of the Company’s common stock to eligible persons from time to time and subject to certain restrictions as determined by the Committee.  The nature and extent of restrictions or vesting on such shares, the duration of such restrictions or vesting, and any circumstance which could cause the forfeiture of such shares shall be determined by the Committee.  The Committee will also determine the effect of the termination of employment of a recipient of shares of common stock (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions. The Committee may award shares of stock, without any cash payment for such shares or without any restrictions, to designated eligible persons for services rendered to the Company. The stock may be awarded at, above or below the fair market value on the date of grant. The designation of a stock award shall be made by the Committee in writing at any time after such eligible person has provided value to the Company (or within such period as permitted by IRS regulations). The Committee reserves the right to make adjustments in the amount of an award if in its discretion unforeseen events make such adjustment appropriate. The Company may award shares, without any cash payment for such shares without restrictions, to eligible persons for services rendered to the Company.

Performance Shares

The 2013-A Stock Option Plan permits the Committee to grant awards of performance shares to eligible persons from time to time.  These awards are contingent upon the achievement of certain performance goals established by the Committee.  The length of time over which performance will be measured, the performance goals, and the criteria to be used in determining whether and to what degree the goals have been attained will be determined by the Committee. The Committee will also determine the effect of termination of employment of a grantee (by reason of death, retirement, disability or otherwise) during the performance period. No individual may receive performance stock awards in any calendar year covering more than 300,000 shares of common stock.

Change in Control

In order to preserve the rights of participants in the event of a Corporate Transaction (as defined in the 2013-A Stock Option Plan), an unexercised option may be accelerated, at the discretion of the Board of Directors, so that they shall immediately prior to the specified effective date for the Corporate Transaction become 100% vested and exercisable; provided however, that any unexercised option shall not accelerate if and to the extent such option is, in connection the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a comparable award by the successor corporation.  All outstanding options may be canceled by the Board of Directors as of the effective date of any Corporate Transaction.  After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each eligible person may have his Restricted Stock and shares earned under a Performance Stock Award appropriately adjusted based on the manner the stock was adjusted under the terms of the agreement of merger or consolidation.  The Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

Amendment and Termination of the 2013-A Stock Option Plan

The Board of Directors at any time terminate, and from time to time may amend or modify the 2013-A Stock Option Plan provided, however, that no amendment or modification may become effective without approval of the stockholders of the Company if stockholder approval is required to enable the 2013-A Stock Option Plan to satisfy any applicable statutory or regulatory requirements, of if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable. Except as specifically provided otherwise, no such amendment, modification, or termination of the 2013-A Stock Option Plan shall affect adversely in any material way any award previously granted without the written consent of the person holding such award.

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Federal Income Tax Consequences

Under current U.S. federal tax law, the following are the U.S. federal income tax consequences generally arising with respect to awards made under the 2013-A Stock Option Plan.

Exercise of Incentive Option and Subsequent Sale of Shares

A participant who is granted an Incentive Option does not realize taxable income at the time of the grant or at the time of exercise.  If the participant makes no disposition of shares acquired pursuant to the exercise of an Incentive Option before the later of two years from the date of grant or one year from such date of exercise (“statutory holding period”) any gain (or loss) realized on such disposition will be recognized as a long-term capital gain (or loss).  Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

However, if the participant disposes of the shares during the statutory holding period, that will be considered a disqualifying disposition. Provided the amount realized in the disqualifying disposition exceeds the exercise price, the ordinary income a participant shall recognize in the year of a disqualifying disposition will be the lesser of (i) the excess of the amount realized over the exercise price or (ii) the excess of the fair market value of the shares at the time of the exercise over the exercise price; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is not considered wages and the Company is not required to withhold, or pay employment taxes, on such ordinary income.  Finally, in addition to the ordinary income described above, the participant shall recognize capital gain on the disqualifying disposition in the amount, if any, by which the amount realized in the disqualifying disposition exceeds the fair market value of the shares at the time of the exercise, and shall be long-term or short-term capital gain depending on the participant’s post-exercise holding period for such shares.

Special tax rules apply when all or a portion of the exercise price of an Incentive Option is paid by delivery of already owned shares, but generally it does not materially change the tax consequences described above.  However, the exercise of an Incentive Option with shares which are, or have been, subject to an Incentive Option, before such shares have satisfied the statutory holding period, generally will result in the disqualifying disposition of the shares surrendered.

Notwithstanding the favorable tax treatment of Incentive Options for regular tax purposes, as described above, for alternative minimum tax purposes, an Incentive Option is generally treated in the same manner as a nonqualified stock option.  Accordingly, a participant must generally include as alternative minimum taxable income for the year in which an Incentive Option is exercised, the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares.  However, to the extent a participant disposes of such shares in the same calendar year as the exercise, only an amount equal to the optionee’s ordinary income for regular tax purposes with respect to such disqualifying disposition will be recognized for the optionee’s calculation of alternative minimum taxable income in such calendar year.

Exercise of Nonqualified Stock Option and Subsequent Sale of Shares

A participant who is granted a nonqualified stock option does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired on the date of exercise over the exercise price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant. The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

Upon the subsequent disposition of shares acquired through the exercise of a nonqualified stock option, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s post-exercise holding period for such shares. As a result of Section 409A of the Code, nonstatutory stock options granted with an exercise price below the fair market value of the underlying stock on the date of grant must have fixed exercise dates or meets another exception permitted by Section 409A to avoid early income recognition in the year of vesting.

Lapse of Restrictions on Restricted Stock and Subsequent Sale of Shares

A participant who has been granted an award of restricted stock does not realize taxable income at the time of the grant.  When the restrictions lapse, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.  The ordinary income recognized by the participant is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.  Upon the subsequent disposition of the formerly restricted shares, any gain (or loss) realized on such disposition will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s holding period for such shares after their restrictions lapse.

Under Section 83(b) of the Code, a participant who receives an award of restricted stock may elect to recognize ordinary income for the taxable year in which the restricted stock was received equal to the excess of the fair market value of the restricted stock on the date of the grant, determined without regard to the restrictions, over the amount (if any) paid for the restricted stock.  Any gain (or loss) recognized upon a subsequent disposition of the shares will be capital gain (or loss) and will be long-term or short-term depending on the post-grant holding period of such shares. If, after making the election, a participant forfeits any shares of restricted stock, or sells restricted stock at a price below its fair market value on the date of grant, such participant is only entitled to a tax deduction with respect to the consideration (if any) paid for the restricted stock, not the amount elected to be included as income at the time of grant.

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SARs, Performance Shares and Stock Awards

A participant who is granted a SAR does not realize taxable income at the time of the grant, but does recognize ordinary income at the time of exercise of the SAR in an amount equal to the excess of the fair market value of the shares (on the date of exercise) with respect to which the SAR is exercised, over the grant price of such shares; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by the such participant.

A participant who has been awarded a performance share or a stock award does not realize taxable income at the time of the grant, but does recognize ordinary income at the time the award is paid equal to the amount of cash (if any) paid and the fair market value of shares (if any) delivered; and the Company generally will be entitled to a deduction for the amount of ordinary income recognized by such participant.

The ordinary income recognized by a participant in connection with a SAR, performance share or a stock award is considered supplemental wages and the Company is required to withhold, and the Company and the participant are required to pay applicable employment taxes, on such ordinary income.

To the extent, if any, that shares are delivered to a participant in satisfaction of either the exercise of a SAR or the payment of a performance share or stock award, upon the subsequent disposition of such shares any gain (or loss) realized will be recognized as a long-term, or short-term, capital gain (or loss) depending on the participant’s post- delivery holding period for such shares.

New 2013-A Stock Option Plan Benefits

Future grants and awards under the 2013-A Stock Option Plan, which may be made to Company executive officers, directors, consultants and other employees, are not presently determinable.

Information Regarding Options Granted

The following grants and awards under the 2013-A Stock Option Plan were made to Company executive officers, directors (both non-executive and executive), and employees and consultants as of May 31, 2013.  Options and shares not granted or awarded will be made at the discretion of the Compensation Committee or the Board of Directors in accordance with the compensation policies of the Compensation Committee.

2013-A Stock Option Plan
Name and Position	Dollar Value ($)	Number of Shares
Dr. H. Dean Cubley	0	0
Richard R. Royall	0	0
R. Greg Smith	0	0
Dr. Bartus H. Batson	0	0
J. Bruce Lancaster	0	0
N. Thomas Wiedebush	0	0
Manny Carter	0	0
Executive Group	12,500	25,000
Non-Executive Director Group	0	0
Non-Executive Officer Employee and Consultant Group	$249,928	509,096

Adoption of the 2013-A Stock Option Plan

In April 2013, our Board of Directors, believing it to be in the best interests of the Company, adopted the 2013-A Stock Option Plan. As discussed above, persons owning the majority of the combined voting power of the Company have consented to this Proposal 6 to adopt the 2013-A Stock Option Plan.

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VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of the Record Date, 12,614,223 shares of common stock were issued and outstanding. Only holders of record of our voting stock at the close of business on the Record Date were entitled to participate in the written consent of Company stockholders. Each share of common stock was entitled to one (1) vote for each share of common stock held by such shareholder. As of the Record Date, 8,426,982 shares of Series A Preferred Stock were issued and outstanding. Each share of Series A votes with the common stock of the Company at a rate of 100 votes per share of Series A.  The voting rate and the authorized and outstanding shares of the Series A Preferred Stock do not adjust in the event of certain corporate actions, such as a stock combination or dividend in our common stock. The Company's Board of Directors and stockholders with a majority of the Company's voting power have approved Proposals 1, 2, 3, 4, and 5 as set forth in this Information Statement.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, 12,614,223 shares of common stock were outstanding and 8,426,982 shares of Series A Preferred Stock were outstanding. The following table sets forth, as of such date, information with respect to shares beneficially owned by:

•	each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
•	each of our directors;
•	each of our named executive officers; and all of our directors and executive officers as a group.

Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act. Under this rule, shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option) within 60 days of the date of this table. In computing the percentage ownership of any person, the amount of shares includes the amount of shares beneficially owned by the person by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person does not necessarily reflect the person's actual voting power. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated, the business address of the individuals and entities listed is 2911 South Shore Blvd., Suite 100, League City, Texas 77573.

	SHARES OF COMMON STOCK BENEFICIALLY OWNED(1)			SHARES OF SERIES A PREFERRED STOCK BENEFICIALLY OWNED			TOTAL PERCENTAGE OF VOTING POWER(2)
NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER		%	NUMBER		%	NUMBER		%
5% or more shareholders
STJV Trust	7,220		*	6,278,852		74.5%	627,892,428	(7)	73.4%

Carson Family Trust	674		*	458,068		5.4%	45,807,474	(8)	5.3%
Systom Trust	647		*	458,006		5.4%	45,801,224	(9)	5.3%
Pauline Trust	1,084		*	429,331		5.1%	42,934,184	(10)	5.0%
Officers and Directors
Dr. H. Dean Cubley	320,806	(3)	*	8,426,982	(4)	94.9%	842,698,200	(5)	98.6%
Richard R. Royall	93,452		*	-		-	93,452		*
R. Greg Smith	88,550	(6)	*	-		-	88550		*
Dr. Bartus H. Batson	47,956		*	-		-	47,956		*
N. Thomas Wiedebush	83,648		*	-		-	83,648		*
Manny M. Carter	39,833		-	-		-	39,833		*

All Executives Officers and Directors as a group ([6] persons)	590,597		4.68%	8,426,982		99%	842,698,200		98.6%

* Less than 1%

(1)	This column does not include the shares of common stock issuable upon conversion of the Series A Preferred Stock. Each share of Series A Preferred Stock converts into one share of common stock.
(2)	This column includes the Series A Preferred Stock right to 100 votes on all matters in which the common stockholders and preferred stockholders vote together. For purposes of calculating the percentage of total voting power, we assumed voting of 8,426,982 shares of Series A (842,698,200 votes) plus 12,684,596 shares of common stock outstanding as of September 12, 2013.

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(3)	Consists of (i) 320,806 shares of common stock held by Dr. Cubley individually, (ii) 7,220 shares of common stock held by the STJV Trust, (iii) 1,084 shares of common stock held by the Pauline Trust, (iv) 674 shares of common stock held by the Carson Family Trust, (v) 1,121 shares of common stock held by the Leopard Family Trust, (vi) 1,070 shares of common stock held by the Jauquine Trust, and (vii) 647 shares held by the Systom Trust. Dr. Cubley serves as trustee of the STJV Trust, Pauline Trust, Carson Trust, Leopard Family Trust, Jauquine Trust, and Systom Trust (collectively the “Family Trusts”), and has voting and investment control over the shares of common stock held by the Family Trusts. As a result may be deemed to have beneficial ownership over the shares of common stock held by the Family Trusts. Dr. Cubley disclaims beneficial ownership over the shares of common stock held by the Family Trusts, except to the extent of his pecuniary interest therein.
(4)	Consists of (i) 6,278,852 shares of Series A Preferred Stock held by the STJV Trust, (ii) 429,331 shares of Series A Preferred Stock held by the Pauline Trust, (iii) 458,068 shares of Series A Preferred Stock held by the Carson Trust, (iv) 266,304 shares of Series A Preferred Stock held by the Leopard Family Trust, (v) 109,131 shares of Series A Preferred Stock held by the Jauquine Trust, and (vi) 458,006 shares of Series A Preferred Stock held by the Systom Trust. Dr.Cubley serves as trustee of the Family Trusts, and has voting and investment control over the shares of Series A Preferred Stock held by the Family Trusts. As a result, Dr. Cubley may be deemed to have beneficial ownership over the shares of Series A Preferred Stock held by the Family Trusts. Dr. Cubley disclaims beneficial ownership over the shares of Series A Preferred Stock held by the Family Trusts, except to the extent of his pecuniary interest therein.
(5)	Consists of (i) 320,806 shares of common stock held by Dr. Cubley individually, (ii) an aggregate of 11,816 shares of common stock held by the Family Trusts, and (iii) an aggregate of 8,426,982shares of Series A Preferred Stock held and or under voting control by the Family Trusts (having an equivalent number of votes equal to 842,698,200on all matters submitted to the shareholders of the Company).
(6)	Shares reported as beneficially owned by Mr. Smith are held by Lariat Financial, Inc. Mr. Smith has sole voting and investment power of the shares held by Lariat Financial, Inc.
(7)	Consists of (i) 7,220 shares of common stock and (ii) an aggregate of 6,278,852 shares of Series A Preferred Stock

(having an equivalent number of votes equal to 627,892,428 on all matters submitted to the shareholders of the Company).

(8)	Consists of (i) 674 shares of common stock and (ii) an aggregate of 458,068 shares of Series A Preferred Stock (having an equivalent number of votes equal to 45,807,474 on all matters submitted to the shareholders of the Company).
(9)	Consists of (i) 647 shares of common stock and (ii) an aggregate of 458,006 shares of Series A Preferred Stock (having an equivalent number of votes equal to 45,801,224 on all matters submitted to the shareholders of the Company).
(10)Consists	of (i) 1,084 shares of common stock and (ii) an aggregate of 429,331 shares of Series A Preferred Stock

(having an equivalent number of votes equal to 42,934,184 on all matters submitted to the shareholders of the Company)

.

Transfer Agent

Our transfer agent is Olde Monmouth Stock Transfer Company, Inc., Atlantic Highlands, New Jersey, telephone: 732-872-2727, facsimile: 732-872-2728.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information regarding our chief executive officer and two of our most highly-compensated executive officers whose total annual salary and bonus for the fiscal year ended December 31, 2012 exceeded $100,000.

Summary Compensation Table
Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards		Stock Option Awards	All Other Compensation	Total
H. Dean Cubley	2012	$135,000	$-	$21,270	(1)	$-	$-	$156,270
Chairman of the Board and CEO	2011	$135,000	$-	$4200	(1)	$-	$-	$139,200

Richard R Royall	2012	$11,781	$-	$13,150	(2)	$-	$-	$24,931
Director and CFO	2011	$11,781	$-	$200,000	(3)	$-	$-	$211,781

Brian Cubley	2012	$130,000	$-	$20,000	(4)	$-	$-	$150,000
Director of Administration	2011	$126,000	$-	$24,000	(4)	$-	$-	$150,000

(1)	Amount represents shares of our common stock received by Dr. Cubley for compensation for serving as a director and as a member of the Compensation Committee. The amount reflects the value of the number of shares issued using the closing market price on the date of issuance.
(2)	Amount represents shares of our common stock received by Mr. Royal for compensation in the amount of $13,150 for serving as our chief financial officer and in the amount of $2,700 for serving as a director. This amount reflects the value of the number of shares issued using the closing market price on the applicable date of issuance.
(3)	Amount represents shares of our common stock received by Mr. Royal for compensation in the amount of $200,000 for serving as our chief financial officer. This amount reflects the value of the number of shares issued using the closing market price on the applicable date of issuance.
(4)	Amount represents shares of our common stock received by Mr. Cubley for compensation for serving as a director of administration. The amount reflects the value of the number of shares issued using the closing market price on the date of issuance.

Outstanding Equity Awards at December 31, 2011

None of our named executive officers held outstanding stock options to purchase shares of our common stock or unvested shares of our common stock at December 31, 2012. None of our named executive officers held stock awards or shares issued by us with vesting restrictions in 2012. During 2012, no named executive officer exercised any stock options issued by us.

Employment and Consulting Agreements

We have previously entered into employment agreements with the following named executive officers:

Timothy Maxson. Mr. Maxson’s employment is pursuant to a two year agreement beginning January 2013 and expiring December 31, 2014, serving as Chief Operations Officer. During the term of his employment, Mr. Maxson is entitled to (i) base salary of $175,000 per year, (ii) standard benefits that are available to other Company executive officers, (iii) stock grants of up to 60,000 shares meeting certain vesting requirements within the first year and (iiii) cash performance based bonuses up to 65% of annual cash salary over the next two years when meeting certain specific financial profitability goals as reported in the Company’s SEC filings.

Brian Cubley Mr. Cubley’s employment is a four year agreement beginning January 2012 expiring December 31, 2015, serving as Director of Administration. During the term of his employment, Mr. Cubley is entitled to (i) base salary of $150,000 per year, (ii) standard benefits that are available to other Company executive officers, and (iii) stock grants of up to 210,000 shares common stock and a warrant to purchase up to 375,000 shares of common stock upon us achieving certain financial milestones.

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We have not entered into employment agreements with Dr. Cubley or Mr. Royall. We have entered into a verbal consulting arrangement with Greg Smith, a member of our Board, pursuant to which Mr. Smith is paid $150,000 annually. During the year ended December 31, 2012, Mr. Smith was paid $146,000 pursuant to this consulting arrangement, and received $20,000 for services previously rendered.

In July 2012, the Company and N. Thomas Wiedebush entered into an agreement pursuant to which Mr. Wiedebush would serve as our Chief Operating Officer, on an interim basis, for a period of ninety days. Under the agreement, Mr. Wiedebush was entitled to receive a monthly salary of $10,000 and a number of shares of our common stock per month equal to $12,000 (based upon the closing price of our common stock on the last day of such month). The agreement was terminable at will by either party, provided that upon termination of the agreement by us, Mr. Wiedebush would be entitled to receive the remainder of his salary for the entire term of the agreement. In October 2012, the Company and Mr. Wiedebush verbally agreed to extend the term of the agreement through December 31, 2012, at a reduced monthly salary of $5,000 and a number of shares of common stock equal to $6,000 per month. During the year ended December 31, 2012, Mr. Wiedebush was paid an aggregate of $59,000, consisting of $18,000 of cash and $41,000 through the issuance of 26,222 shares of our common stock.

Director Compensation

Set forth below is information regarding compensation paid to each director during 2012. Additionally, we reimburse our directors for travel and lodging expenses in connection with their attendance at board meetings.

Name	Fees Earned or Paid in Cash ($)	(1)Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
H. Dean Cubley	-	21,270	-	-	-	-		21,270
R. Greg Smith	-	13,150	-	-	-	166,000	(2)	179,150
Richard R. Royall	-	13,150	-	-	-	-		13,150
Bartus H. Batson	-	17,210	-	-	-	-		17,210
N. Thomas Wiedebush	-	17,210	-	-	-	-		17,210

(1)	Amounts in this column represent the grant date fair value of restricted stock awards.

(2) Represents consulting fees paid to Mr. Smith during 2012.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee is an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

ADDITIONAL INFORMATION

The Company is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549-0213. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330. The Company’s filings are also available to the public on the SEC’s website (www.sec.gov). Copies of such materials may also be obtained by mail from the Office of Investor Education and Advocacy of the SEC at 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

By Order of the Board of Directors

October __, 2013

/s/ Dr. H. Dean Cubley

Dr. H. Dean Cubley

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Exhibit A

Amended and Restated Articles of Incorporation

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Exhibit B

2013 Stock Option Plan

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